SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement            [_]   Confidential, for Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[_]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12


                               Eagle Bancorp, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):  [X]     No fee required.

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------

        (2)      Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------

        (4)      Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

        (5)      Total Fee Paid:

                 ---------------------------------------------------------------

[_]     Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:
                                         ---------------------------------------

        (2)      Form, Schedule or Registration Statement No.:
                                                               -----------------

        (3)      Filing Party:
                               -------------------------------------------------

        (4)      Date Filed:
                             ---------------------------------------------------

                               EAGLE BANCORP, INC.

                            NOTICE OF ANNUAL MEETING

                                       AND

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 21, 2002

                               EAGLE BANCORP, INC.

                              7815 Woodmont Avenue
                            Bethesda, Maryland 20814

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 21, 2002
                            -------------------------

TO THE SHAREHOLDERS OF EAGLE BANCORP, INC.:

         The Annual Meeting of Shareholders of Eagle Bancorp, Inc. (the "Company"), will be held at

                           The Bethesda Marriott Hotel
                              5151 Pooks Hill Road
                            Bethesda, Maryland 20814

on Tuesday, May 21, 2002 at 10:00 a.m. for the following purposes:

         (1) To elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         (2) To vote on an amendment to the Company's 1998 Stock Option Plan which increases the number of shares available for issuance under the plan by 145,900.

         (3) To ratify the appointment of Stegman and Company as the auditors for the Company; and

         (4) To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

         Shareholders of record as of the close of business on April 1, 2002 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

                                            By Order of the Board of Directors



                                            Michele Midlo, Corporate Secretary



April 10, 2002









--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON. IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORDHOLDER IN ORDER TO VOTE IN PERSON AT THE MEETING.
--------------------------------------------------------------------------------

                               EAGLE BANCORP, INC.
                              7815 Woodmont Avenue
                            Bethesda, Maryland 20814

                      -------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 Proxy Statement
                      -------------------------------------

                                  INTRODUCTION

         This Proxy Statement is being sent to shareholders of Eagle Bancorp, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders, to be held at 10:00 a.m. on Tuesday, May 21, 2002 (the "Meeting"), and at any adjournment or postponement of the Meeting. The purposes of the Meeting are:

         (1) electing five (5) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

         (2) voting on an amendment to the Company's 1998 Stock Option Plan which increases the number of shares available for issuance under the plan by 145,900;

         (3) ratifying the appointment of Stegman and Company as the Company's auditors; and

         (4) transacting any other business that may properly come before the Meeting or any adjournment or postponement of the Meeting.

         The Meeting will be held at

                           The Bethesda Marriott Hotel
                              5151 Pooks Hill Road
                            Bethesda, Maryland 20814

         This proxy statement and proxy card are being sent to shareholders of the Company on or about April 10, 2002. A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2001 also accompanies this proxy statement.

         The cost of this proxy solicitation is being paid by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone by officers, regular employees or directors of the Company or its subsidiary, EagleBank (the "Bank"), who will not receive any special compensation for their services. The Company may also reimburse brokers, custodians, nominees and other fiduciaries for their reasonable out-of-pocket and clerical costs for forwarding proxy materials to their principals.


                            VOTING RIGHTS AND PROXIES


VOTING RIGHTS

         Only shareholders of record at the close of business on April 1, 2002 (the "Record Date"), will be entitled to notice of and to vote at the Meeting or any adjournment or postponement of the Meeting. On that date, the Company had 2,895,124 shares of common stock, par value $.01 per share (the "Common Stock"), outstanding, held by approximately 841 total beneficial shareholders, including approximately 429 shareholders of record. The Common Stock is the only class of the Company's stock of which shares are outstanding. Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. Nominees receiving a plurality of the votes cast at the Meeting in the election of directors will be elected as director, in the order of the number of votes received. The presence, in person or by proxy, of not less than a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

         Members of the Board of Directors of the Company having the power to vote or direct the voting of 309,661 shares of Common Stock, or 10.70% of the outstanding shares of Common Stock, have indicated their intention to vote "FOR" the election of all of the nominees for election as director, "FOR" the amendment to the Option Plan and "FOR" the ratification of Stegman and Company as the Company's auditors.

PROXIES

                  Properly executed proxies received by the Company in time to be voted at the Meeting will be voted as specified by shareholders. In the absence of specific instructions, proxies received will be voted FOR the election of the nominees for election as directors, FOR the amendment to the Option Plan and FOR the ratification of Stegman and Company as the Company's auditors. Management does not know of any matters that will be brought before the Meeting, other than as described in this proxy statement. If other matters are properly brought before the Meeting, the persons named in the proxy intend to vote the shares to which the proxies relate in accordance with their best judgment.

         The judges of election appointed by the Board of Directors for the Meeting will determine the presence of a quorum and will tabulate the votes cast at the Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of Common Stock on a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to that matter.

         Please sign, date, mark and return promptly the enclosed proxy in the postage paid envelope provided for this purpose in order to assure that your shares are voted. You may revoke your proxy at any time before it is voted at the Meeting:

            o   by granting a later proxy with respect to the same shares;
            o by sending written notice to Michele Midlo, Corporate Secretary of the Company, at the address noted above, at any time prior to the proxy being voted; or
            o   by voting in person at the Annual Meeting.

         Attendance at the Meeting will not, in itself, revoke a proxy. If your shares are held in the name of your bank or broker, you will need additional documentation to vote in person at the meeting. Please see the voting form provided by your recordholder for additional information regarding the voting of your shares.

         Many shareholders whose shares are held in an account at a brokerage firm or bank will have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Shareholders should check the voting form or instructions provided by their recordholder to see which options are available. Shareholders submitting proxies or voting instructions electronically should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the shareholder. To revoke a proxy previously submitted electronically, a shareholder may simply submit a new proxy at a later date before the taking of the vote at the Annual Meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

SECURITIES OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of April 1, 2002 concerning the number and percentage of whole shares of the Company's Common Stock beneficially owned by its directors, nominees for director, executive officers whose compensation is disclosed, and by its directors and all executive officers as a group, as well as information regarding each other person known by the Company to own in excess of 5% of the outstanding Common Stock. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. Except as set forth below, the Company knows of no other person or persons, who beneficially own in excess of 5% of the Company's Common Stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.

                  Name              Age                   Position                   Number of Shares        Percentage(1)
----------------------------------------------------------------------------------------------------------------------------
Leonard L. Abel                     75           Chairman of Board of Company;          130,550(2)               4.44%
                                                       Director of Bank

Dudley C. Dworken                   52         Director of the Company and Bank          56,687(3)               1.95%

Eugene F. Ford, Sr.                 72               Director of Company                 61,983(4)               2.13%

Ronald D. Paul                      46            Vice Chairman, President and          200,996(5)               6.76%
                                                Treasurer of Company; Chairman of
                                                        Board of Bank

H.L. Ward                           55             Executive Vice President and          43,550(6)               1.49%
                                                  Director of Company; President,
                                                   Chief Executive Officer and
                                                         Director of Bank

Thomas D. Murphy                    54           Executive Vice President, Chief         29,050(7)               0.99%
                                             Operating Officer and Director of Bank

Susan G. Riel                       52           Senior Vice President, Senior           20,525(8)               0.71%
                                                  Operations Officer of Bank

Martha Foulon-Tonat                 46            Senior Vice President - Chief          16,850(9)               0.58%
                                                    Lending Officer of Bank         --------------------   ---------------

All directors and executive officers of
Company as a group (9 persons)                                                          577,295(10)             18.30%
                                                                                    ====================   ===============

All directors and executive officers of
Company and Bank as a group (22 persons)                                                927,897(11)             28.74%
                                                                                    ====================   ===============

(1) Represents percentage of 2,895,124 shares issued and outstanding as of April 1, 2002, except with respect to individuals holding options exercisable within 60 days of that date, in which event, represents percentage of shares issued and outstanding plus the number of shares for which that person holds options exercisable within 60 days of April 1, 2002, and except with respect to all directors and executive officers of the Company and the Company and the Bank as groups, in which case represents percentage of shares issued and outstanding plus the number of shares for which those persons hold options exercisable within 60 days of April 1, 2002.
(2)      Includes warrants to purchase 43,750 shares of Common Stock.
(3) Includes 43,750 shares held in a trust of which Mr. Dworken is beneficiary and options and warrants to purchase 12,851 shares of Common Stock.
(4) Includes options and warrants to purchase 18,233 shares of Common Stock and 21,875 shares held by Mr. Ford's spouse. Eugene F. Ford, Sr. is the father of Eugene F. Ford, Jr., a director of the Bank. Beneficial ownership for Mr. Ford, Sr. does not include beneficial ownership by Mr. Ford, Jr.
(5) Includes 113,750 shares held in trust for Mr. Paul's children. Includes options to purchase 78,796 shares of Common Stock, 1,666 of which are contingent on the approval by shareholders, at the Annual Meeting, of the proposed amendment to the Option Plan.
(6) Includes options to purchase 30,775 shares of Common Stock, 4,000 of which are contingent on the approval by shareholders, at the Annual Meeting, of the proposed amendment to the Option Plan.
(7) Includes options to purchase 27,650 shares of Common Stock, 3,500 of which are contingent on the approval by shareholders, at the Annual Meeting, of the proposed amendment to the Option Plan. Also includes 400 shares held by his spouse for their minor child.
(8) Includes options to purchase 16,150 shares of Common Stock, 2,500 of which are contingent on the approval by shareholders, at the Annual Meeting, of the proposed amendment to the Option Plan.
(9) Includes options to purchase 16,150 shares of Common Stock, 2,500 of which are contingent on the approval by shareholders, at the Annual Meeting, of the proposed amendment to the Option Plan.
(10) Includes options and warrants to purchase 258,805 shares of Common Stock, 16,666 of which are contingent on the approval by shareholders, at the Annual Meeting, of the proposed amendment to the Option Plan.
(11) Includes options and warrants to purchase 333,755 shares of Common Stock, 16,666 of which are contingent on the approval by shareholders, at the Annual Meeting, of the proposed amendment to the Option Plan.

                              ELECTION OF DIRECTORS

         The size of the Company's Board of Directors is currently set at five
(5) directors. The Board of Directors has nominated five (5) persons for election as director at the Meeting, for a one-year period until the 2003 Annual Meeting of Shareholders and until their successors have been elected and qualified. Each of the nominees for election as a director currently serves as a member of the Board of Directors. Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the persons names as proxies.

         The Board of Directors recommends that shareholders vote FOR each of the nominees to the Company's Board of Directors.

NOMINEES FOR ELECTION AS DIRECTORS

         Set forth below is certain information as of the Record Date concerning the nominees for election as director of the Company. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years. Each of the directors of the Company, other than Mr. Ford, also currently serves as a director of the Bank.

         Leonard L. Abel. Mr. Abel is Chairman of the Board of Directors of the Company, and has served in that position since the organization of the Company. Until retiring in 1993, Mr. Abel was partner-in-charge of the certified public accounting firm of Kershenbaum, Abel, Kernus and Wychulis, Rockville, Maryland with which he served for forty-five years. From October 1996, until resigning in September 1997, Mr. Abel was a member of the Board of Directors of F&M National Corporation (NYSE) and its wholly owned subsidiary, F&M Bank - Allegiance, Bethesda, Maryland, and prior to that time was Chairman of the Board of Allegiance Bank, N.A. (collectively with F&M Bank - Allegiance, "Allegiance") and its holding company Allegiance Banc Corporation, from their organization until their acquisition by F&M National Corporation ("F&M"). Mr. Abel was also Chairman of the Board of Directors of Central National Bank of Maryland from 1968 until its acquisition in 1986 by Citizens Bank of Maryland (now Sun Trust Banks, Inc.).

         Dudley C. Dworken. Mr. Dworken has served as a director of the Company since August 1999. Mr. Dworken is the owner of Curtis Chevrolet-Geo, an automobile dealership in Washington, D.C. Mr. Dworken was a Director of Allegiance from 1987 until October 1997, and a director of Allegiance Banc Corporation from 1988 until its acquisition by F&M. In November 1999, Mr. Dworken consented to the entry of an order permanently enjoining him from violation of Section 10(b) of the Securities Exchange Act and Rule 10b-5 under that act. The order was issued in connection with an investigation of him in respect of trading in the shares of Allegiance Banc Corporation by his uncle during the period during which Allegiance Banc Corporation was involved in merger negotiations with F&M. Mr. Dworken is an active member of numerous community, business, charitable and educational institutions in the Washington D.C./Montgomery County area.

         Eugene F. Ford, Sr. Mr. Ford has served as a director of the Company since its organization. Mr. Ford is engaged in the business of property management and development as Chairman of Mid-City Financial Corporation, an apartment developer, of which he was also president until 1995. He is Chairman of the Community Preservation and Development Corporation, a non-profit organization in the business of preserving public purpose housing complexes and providing social program support for residents thereof. Through his ownership of Mid-City Financial, Mr. Ford is the largest owner of assisted housing units in Maryland and the Washington metropolitan area. Mr. Ford has received numerous awards for his work in the housing development field.

         Ronald D. Paul. Mr. Paul is President and Vice Chairman of the Board of Directors of the Company and Chairman of the Board of Directors of the Bank, and has served in such positions since the organization of the Company and the Bank. Mr. Paul is President of Ronald D. Paul Companies and RDP Management, which is engaged in the business of real estate development and management activities. Mr. Paul is also active in private investments, including Chairman of Bethesda Investments, Inc., a private venture capital fund. Mr. Paul was a director of Allegiance from

1990 until September 1997, and a director of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997.

         H. L. Ward. Mr. Ward has served as a director of the Company since March 1999. Mr. Ward, the President and Chief Executive Officer of the Bank, was President and Chief Executive Officer of Allegiance from December 1995 to October 1997. Prior to that time he served in various executive lending positions at Allegiance and its former sister bank Prince George's National Bank, including Executive Vice President - Chief Lending Officer, from 1992 to 1995. Mr. Ward has over 31 years of experience in the commercial banking and real estate development and finance industries.

ELECTION OF DIRECTORS OF THE BANK

         If elected, the nominees for election as directors intend to vote for Mr. Abel, Mr. Dworken, Mr. Paul, Mr. Ward and the following persons to serve as directors of the Bank, each of whom currently serves as a director of the Bank.

         Arthur H. Blitz. Mr. Blitz, 60, an attorney engaged in private practice since 1971, is a partner in the Bethesda, Maryland law firm of Paley, Rothman, Goldstein, Rosenberg & Cooper. Mr. Blitz was a director of Allegiance at various times from 1987 to October 1997.

         Steven L. Fanaroff. Mr. Fanaroff, 42, is Vice President - Chief Financial Officer of Magruder Holdings, Inc., a regional supermarket chain, with which he has served since 1981. Mr. Fanaroff served on the Board of Directors of Allegiance from 1990 until October 1997.

         Eugene F. Ford, Jr. Mr. Ford, 49, engages in the business of property management and apartment development. He has been president of Van Buren Corporation, an apartment developer, since 1984, Chairman of Edgewood Management Company, a property management company, and president of Mid-City Financial Corporation, an apartment developer, since 1995. From 1992 to 1994, Mr. Ford was a physical therapist with George Washington University Ambulatory Care.

         Harvey M. Goodman. Mr. Goodman, 46, has been with The Goodman, Gable, Gould Company, the Maryland based public insurance adjusting firm where he serves as President, since 1977. He is a director and past president of the National Association of Public Insurance Adjusters, and is a director and principal of Adjusters International, a national public adjusting firm.

         Neal R. Gross. Mr. Gross, 59, is founder, Chairman and Chief Executive Officer of Neal R. Gross & Co. which provides court reporting services to attorneys, the federal government, private organizations and individuals since 1977. Mr. Gross previously served as a director of Century Bancshares, Inc., from 1995 until its acquisition by United Bankshares, Inc. in 2001.

         Benson Klein. Mr. Klein, 56, has been an attorney in Montgomery County since 1970, and a principal with Ward & Klein, Chartered, since 1978. Mr. Klein is also engaged in real estate investment activities in Montgomery County. He served as a director of F&M Bank - Allegiance from 1996 to 1997 and previously served as a director of Lincoln National Bank. Mr. Klein is currently, and has been, a member of a variety of community, business and charitable institutions in the Washington, D.C./Montgomery County area.

         David H. Lavine. Mr. Lavine, 43, owns and operates the local Chesapeake Bagel Bakery retail chain. He was President and Chief Executive Officer of The American Bagel Company, Inc. franchisor of the chain until its sale in 1997. Prior to that time, he was a principal of the public accounting firm of Reznick, Fedder & Silverman, CPA's, since 1987. Mr. Lavine is also engaged in real estate, private investments and providing consulting services. Mr. Lavine was a director of Suburban Bank of Virginia and its holding company, Suburban Bancshares, Inc., from 1991 to 1994.

         Bruce H. Lee. Mr. Lee, 38, is Vice President of Development and a member of the Board of Directors of Lee Development Group, a closely held family real estate business founded in 1920 and based in downtown Silver Spring. He is principal broker of record for Montgomery Land Company, LLC, which specializes in commercial sales, leasing, and property management and the general partner of Montgomery Land partnership, LLP. Mr. Lee is past president of the Greater Silver Spring Chamber of Commerce and was the Chamber's charter president in 1993. Mr. Lee is an elected Council member and current Chairman of the Township of Chevy Chase View.

         Philip N. Margolius. Mr. Margolius, 62, a graduate of Dartmouth College and Yale Law School, is a partner in the law firm of Margolius, Mallios, Davis, Rider & Tomar, LLP in Washington, D.C. and Largo, Maryland. He specializes in estate planning, probate, non-profit organizations and non-profit charitable giving. Mr. Margolius is an adjunct professor of law at the Washington College of Law at American University and lectures to professional groups in the community on estate planning. Washingtonian Magazine named him one of the area's leading estate planners.

         Thomas D. Murphy. Mr. Murphy, 54, the Executive Vice President - Chief Operating Officer of the Bank, served at Allegiance from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he served in the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and he served as a Vice President of that organization until September 1994. Mr. Murphy has 30 years experience in the commercial banking industry.

         Donald R. Rogers. Mr. Rogers, 55, has been engaged in the private practice of law since 1972 with the Rockville, Maryland based firm Shulman, Rogers, Gandal, Pordy & Ecker, P.A., of which he is a partner. Mr. Rogers was a member of the Board of Directors of Allegiance from 1987 until October 1997.

         Worthington H. Talcott, Jr. Mr. Talcott, 50, an attorney engaged in private practice since 1979, has been a partner in Shulman, Rogers, Gandal, Pordy & Ecker, P.A. since 1998. Previously, he was a shareholder in the Bethesda law firm of Marsh, Fleischer & Quiggle, Chartered, since 1992, and from 1983 to 1992 was a partner in the firm of Ross, Marsh, Foster, Myers and Quiggle. Mr. Talcott has been an active member of the Juvenile Diabetes Foundation, serving as a member of the Board of Directors for the Capital Chapter from 1992 to 1996, and as President of the Capital Chapter from 1994 to 1995.

         Phyllis D. Thompson. Ms. Thompson, 50, joined the law firm of Covington & Burling in 1982 and was named partner in 1989. Ms. Thompson is a member of the D.C. Board of Appeals and Review and the Board of Governors of the D.C. Bar. She is also a board member of the Washington International School; the Washington Legal Clinic for the Homeless; the Covington & Burling Public School Project; and Council for Court Excellence.

         Leland M. Weinstein. Mr. Weinstein, 39, has served as president of Syscom Services, Inc., an e-business workflow and internet consulting firm, since 1997. Formerly, he spent thirteen years with Automated Digital Systems
(ADS), an integrator of fax technologies, where he rose to president and owner of the company before joining Syscom, an early spin-off of ADS. Mr. Weinstein serves on the advisory councils for Intel/Dialogic and AVT/RightFAX. He is a member of the Inner Circle of the University of Maryland Dingman Center for Entrepreneurship, and involved with numerous charities.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company met twelve (12) times during 2001. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors and by all committees on which such member served during the 2001 fiscal year or any portion thereof except for Eugene F. Ford, Sr. who was unavailable for certain meetings. The Board of Directors does not have a standing Audit Committee. The Audit Committee of the Bank serves as the Audit Committee for the Company. The Audit Committee is responsible for the review and evaluation of the Company's and Bank's internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors, and recommends the annual appointment of such auditors. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee is currently comprised of Mr. Lavine, the Chairman, and Messrs. Abel, Blitz, Gross, Klein, Rogers and Talcott, and Ms. Thompson. Each of the members of the Audit Committee is independent, as determined under the definition of independence adopted by the National Association of Securities Dealers. During the 2001 fiscal year, the Audit Committee met four (4) times.

         The Board of Directors does not have a standing Nominating Committee, the functions of which are performed by the full Board of Directors. The Compensation Committee of the Bank, which serves as the compensation committee for the Company, is comprised of Mr. Blitz, the Chairman, and Messrs. Abel, Paul, Dworken, Goodman, Lee and Weinstein, with Messrs., Ward and Murphy as non-voting participants. The Compensation Committee is responsible, together with management, for the adoption of the Company's personnel policies and establishing salary and compensation guidelines and levels for all Company officers and personnel. The Compensation Committee recommends executive compensation levels subject to approval of the EagleBank Board of Directors. Messrs. Ward and Murphy do not participate in, or remain present during, Board discussions of their compensation. The Committee is also responsible for annually nominating the officers of the Company and Bank and evaluating the performance thereof. During the 2001 fiscal year, the Compensation Committee met two (2) times.

AUDIT COMMITTEE REPORT

         The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls established by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-KSB;

         (2) discussed with Stegman and Company, the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Stegman and Company, as required by Independence Standards Board Standard No. 1; and

         (3) discussed with Stegman and Company, its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2001. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Stegman and Company is compatible with the auditor's independence.

                         Members of the Audit Committee

                            David H. Lavine, Chairman
                                 Leonard L. Abel
                                 Arthur H. Blitz
                                  Neal R. Gross
                                  Benson Klein
                                Donald R. Rogers
                           Worthington H. Talcott, Jr.
                               Phyllis D. Thompson

DIRECTORS' COMPENSATION

         During 2001, each non-employee director other than Mr. Abel and Mr. Paul, received options to purchase 43.75 shares for each meeting of the Board of Directors of the Company, the Board of Directors of the Bank or a committee of the Board of the Company or the Bank, attended. All options granted for meeting attendance or in lieu of regular directors fees are issued under the Company's Option Plan, have a term of ten years and an exercise price equal to the fair market value of the Common Stock at the end of the quarter with respect to which they are granted. Directors of both the Company and the Bank are eligible to receive grants of warrants or options under the Company's Option Plan. In 2001, options to purchase an aggregate of 14,473 shares of Common Stock, at exercise prices ranging from $6.07 to $11.50 per share, were issued to non-employee directors of the Company and the Bank. Beginning in 2002, directors of the Company and Bank will have the choice of receiving $200 in cash or options to purchase 15 shares of Common Stock, issued as of the end of each calendar month, for each meeting attended.

         During 2001, Mr. Abel, the Chairman of the Board of Directors of the Company received an annual payment of $36,000 in lieu of regular director fees from the Company and the Bank. Mr. Abel and the Company are parties to a consulting agreement governing his service and compensation as Chairman. The current term of Mr. Abel's consulting agreement expires on December 31, 2004. On each December 31, the term of the agreement automatically extends for one additional year, unless Mr. Abel has given notice of his intention not to renew the term. Under his agreement, Mr. Abel is entitled to receive an annual fee, currently $36,000, subject to periodic increase, in lieu of all other fees for service on the Boards of Directors or any committees of the Company and the Bank. In the event of termination of Mr. Abel's service for any reason other than for cause (as defined), Mr. Abel (or his estate), is entitled to receive an amount equal to 2.99 times his then current annual fee, subject to certain limitations in the event that his termination occurs in connection with a change in control (as defined) of the Company or the Bank.

EXECUTIVE COMPENSATION

         The following table sets forth a comprehensive overview of the compensation for Mr. Paul, the President of the Company, and executive officers of the Company (including officers of the Bank) who received total salary and bonuses of $100,000 or more during the fiscal year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE


                                                                                       LONG-TERM
                                                ANNUAL COMPENSATION               COMPENSATION AWARDS
                                   -------------------------------------------------------------------------------------
                                                                                     SECURITIES          ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR           SALARY         BONUS        UNDERLYING OPTIONS   COMPENSATION($)
------------------------------------------------------------------------------------------------------------------------
Ronald D. Paul, President              2001          $50,000           $0              2,756                $0

                                       2000          $18,000           $0              4,375(1)             $0

                                       1999          $36,000(2)        $0                -0-                $0

H.L. Ward, President and Chief         2001         $195,250         $6,755           12,400(3)          $16,601(4)
Executive Officer of the Bank,
Executive Vice President of the        2000         $177,500        $30,000              -0-             $15,025(5)
Company
                                       1999         $165,784        $16,000            5,250(1)          $14,700(6)

Thomas D. Murphy, Executive Vice       2001         $160,000         $6,077           11,900(3)          $14,300(7)
President- Chief Operating
Officer of the Bank                    2000         $145,000        $21,111              -0-             $12,840(8)

                                       1999         $132,956        $19,333            5,250(1)          $13,463(9)

Susan G. Riel, Senior Vice             2001         $115,000         $5,212            7,400(3)           $7,050(11)
President - Senior Operations
Officer of Bank                        2000         $100,000         $8,500            3,500(10)          $2,880(12)

                                       1999          $80,000         $6,000              -0-              $2,400(12)

Martha Foulon-Tonat, Senior Vice       2001         $115,000         $5,212            7,400(3)           $9,013(13)
President-Chief  Lending Officer
of Bank                                2000          $90,000         $8,500            3,500              $7,500(14)

                                       1999          $81,078         $4,000              -0-              $7,200(15)

----------------------------------

(1) As adjusted to reflect the 25% stock split in the form of a dividend paid on March 31, 2000, and the 40% stock split in the form of a dividend paid on June 15, 2001.
(2)      Represents payments in lieu of director fees.
(3) A portion of options is contingent on the approval by shareholders, at the Annual Meeting, of the proposed amendment to the Option Plan, as follows: Mr. Ward - 4, 000 shares; Mr. Murphy - 3,500 shares; Ms. Riel
         - 2,500 shares; Ms. Tonat - 2,500 shares.

(Footnotes continued on following page)

(Footnotes continued from preceding page)

(4) Includes $9,000 car allowance, $2,275 insurance premiums and $5,325 401(k) matching contribution.
(5) Includes $7,200 car allowance, $2,275 insurance premiums and $5,325 401(k) matching contribution.
(6) Includes $7,200 car allowance, $2,500 insurance premiums, and $5,000 401(k) matching contribution.
(7) Includes $7,800 car allowance, $2,150 insurance premiums, and $4,350 401(k) matching contribution.
(8) Includes $6,000 car allowance, $2,190 insurance premiums, and $4,650 401(k) matching contribution.
(9) Includes $6,000 car allowance, $2,150 insurance premiums, and $5,312 401(k) matching contribution.
(10) As adjusted to reflect the 40% stock split in the form of a dividend paid on June 15, 2001.
(11)     Includes $3,600 car allowance and $3,450 401(k) matching contribution.
(12)     Represents 401(k) matching contributions.
(13)     Includes $6,000 car allowance and $3,013 401(k) matching contribution.
(14)     Includes $4,800 car allowance and $2,700 401(k) matching contribution.
(15)     Includes $4,800 car allowance and $2,400 401(k) matching contribution.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                        Percent of Total Options
                           Number of Securities         Granted to Employees in
     Name               Underlying Options Granted           Fiscal Year          Exercise Price Per Share    Expiration Date
-----------------------------------------------------------------------------------------------------------------------------
Ronald D. Paul                   2,756                          2.86%                      (1)

H.L. Ward                        8,400                          8.74%                     $10.36                  5/15/11

                                 4,000(2)                       4.16%                     $10.05                  12/4/11

Thomas D. Murphy                 8,400                          8.74%                     $10.36                  5/15/11

                                 3,500(2)                       3.64%                     $10.05                  12/4/11

Susan G. Riel                    4,900                          5.10%                     $10.36                  5/15/11

                                 2,500(2)                       2.60%                     $10.05                  12/4/11

Martha Foulon-Tonat              4,900                          5.10%                     $10.36                  5/15/11

                                 2,500(2)                       2.60%                     $10.05                  12/4/11

-----------------------

(1) Mr. Paul's options were granted at the end of each calendar quarter, based on the then current fair market value. During 2001, Mr. Paul received options to purchase 1,029 shares at an exercise price of $6.07 per share, options to purchase 568 shares at an exercise price of $11.00 per share, options to purchase 543 shares at an exercise price of $11.50 per share and options to purchase 616 shares at an exercise price of $10.15 per share.
(2) Contingent on the approval by shareholders, at the Annual Meeting, of the proposed amendment to the Option Plan.



               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES


                                                                          Number of Securities          Value of Unexercised
                                                                     Underlying Unexercised Options    In-The-Money Options at
                                                                          at December 31, 2001             December 31, 2001
      Name             Shares Acquired on Exercise   Value Realized   Exercisable/Unexercisable(1)   Exercisable/Unexercisable(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
Ronald D. Paul                    -0-                     -0-                  77,130/0                      $370,320/$0

H.L. Ward                         -0-                     -0-                  30,775/0                       $94,839/$0

Thomas D. Murphy                  -0-                     -0-                  27,650/0                       $81,650/$0

Susan G. Riel                     -0-                     -0-                  16,150/0                       $45,112/$0

Martha Foulon-Tonat               -0-                     -0-                  16,150/0                       $45,112/$0

----------------------

(1) Number of exercisable options and value of unexercised in the money options includes the portion of options contingent on the approval by shareholders, at the Annual Meeting, of the proposed amendment to the Option Plan, as follows: Mr. Ward - 4, 000 shares; Mr. Murphy - 3,500 shares; Ms. Riel - 2,500 shares; Ms. Tonat - 2,500 shares.
(2) Based on the average of the inside bid and inside ask price on December 31, 2001.

         Employment Agreements.

         The Company and Mr. Paul are parties to an employment agreement governing his service and compensation as President of the Company. The current term of Mr. Paul's employment agreement expires on December 31, 2004. On each December 31, the term of the agreement automatically extends for one additional year, unless Mr. Paul has given notice of his intention not to renew the term. Under his agreement, Mr. Paul is entitled to receive a current annual base salary of $90,000, subject to periodic increase. Mr. Paul is also entitled to receive options to purchase 4,000 shares of Common Stock per year, vesting in monthly installments, having exercise prices equal to the fair market value of the underlying Common Stock as of the end of each such calendar month. Mr. Paul may also receive a bonus in the discretion of the Board of Directors. The compensation under Mr. Paul's employment agreement is in lieu of all other fees for service on the Boards of Directors or any committees of the Company and the Bank. In the event of termination of Mr. Paul's employment for any reason other than for cause (as defined), Mr. Paul (or his estate), is entitled to receive and amount in cash equal to 2.99 times his then current base salary plus the dollar value of his then current option compensation, subject to certain limitations in the event that his termination occurs in connection with a change in control (as defined) of the Company or the Bank.

         Mr. Ward has an employment agreement with the Company and the Bank pursuant to which he serves as Executive Vice President of the Company and President and Chief Executive Officer of the Bank. Mr. Ward's agreement has a term which expires December 31, 2003. Under his agreement, Mr. Ward is entitled to a current annual base salary of $205,250, $750,000 of Bank paid life insurance (at standard rates), a $9,000 annual car allowance, and participation in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Bank or the Company. If Mr. Ward's employment is terminated without cause for reasons other than death, disability or in connection with a change in control (as defined), he would be entitled to receive continued payment of base salary through the end of the term of his agreement, subject to his compliance with certain noncompete provisions of the employment agreement. In the event of termination of Mr. Ward's employment, or reduction in his compensation or position or responsibilities within 120 days before or after a change in control, or the voluntary termination of employment within the 30 day period following a change in control, Mr. Ward would be entitled to receive a lump sum payment equal to 2.99 times his base salary, subject to adjustment to avoid adverse tax consequences resulting from characterization of such amount for tax purposes as a "parachute payment."

         Mr. Murphy has an employment agreement with EagleBank pursuant to which he serves as Executive Vice President and Chief Operating Officer of the Bank. Mr. Murphy, pursuant to his agreement, which expires December 31, 2003, is entitled to a current annual base salary of $170,000, $600,000 of Bank paid life insurance (at standard rates), a $7,800 annual car allowance, and participation in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Bank or the Company. If Mr. Murphy's employment is terminated without cause for reasons other than death, disability or in connection with a change in control (as defined), he would be entitled to receive continued payment of base salary through the end of the term of his agreement, subject to his compliance with certain noncompete provisions of the employment agreement. In the event of termination of Mr. Murphy's employment, or reduction in his compensation or position or responsibilities within 120 days before or after a change in control, or the voluntary termination of employment within the 30 day period following a change in control, Mr. Murphy would be entitled to receive a lump sum payment equal to
2.99 times his base salary, subject to adjustment to avoid adverse tax consequences resulting from characterization of such amount for tax purposes as a "parachute payment."

         Ms. Riel has an employment agreement with EagleBank pursuant to which she serves as Senior Vice President and Senior Operating Officer of the Bank. Ms Riel, pursuant to her agreement, which expires December 31, 2003, is entitled to a current annual base salary of $122,500, a $3,600 car allowance and participation in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Bank or the Company. If Ms. Riel's employment is terminated without cause for reasons other than death, disability or in connection with a change in control (as defined), she would be entitled to receive continued payment of base salary through the end of the term of her agreement, subject to her compliance with certain noncompete provisions of the employment agreement. In the event of termination of Ms. Riel's employment, or reduction in her compensation or position or responsibilities within 120 days before or after a change in control, or the voluntary termination of employment within the 30 day period following a change in control, Ms. Riel would be entitled to receive a lump sum payment equal to
2.00 times her base salary, subject to adjustment to avoid adverse tax consequences resulting from characterization of such amount for tax purposes as a "parachute payment."

         Ms. Tonat has an employment agreement with the Bank pursuant to which she serves as Senior Vice President and Chief Lending Officer of the Bank. Ms. Tonat, pursuant to her agreement, which expires December 31, 2003, is entitled to a current annual base salary of $122,500, a $6,000 car allowance, and participation in all other health, welfare, benefit, stock, option and bonus plans, if any, generally available to officers or employees of the Bank or the Company. If Ms. Tonat's employment is terminated without cause for reasons other than death, disability or in connection with a change in control (as defined), she would be entitled to receive continued payment of base salary through the end of the term of her agreement, subject to her compliance with certain noncompete provisions of the employment agreement. In the event of termination of Ms. Tonat's employment, or reduction in her compensation or position or responsibilities within 120 days before or after a change in control, or the voluntary termination of employment within the 30 day period following a change in control, Ms. Tonat would be entitled to receive a lump sum payment equal to
2.00 times her base salary, subject to adjustment to avoid adverse tax consequences resulting from characterization of such amount for tax purposes as a "parachute payment."

         Employee Benefit Plans. The Bank provides a benefit program which includes health and dental insurance, life and long term and short term disability insurance and a 401(k) plan under which the Company makes matching contributions up to 3% of an employee's salary, for substantially all full time employees.

         Stock Option Plan. The Company maintains a stock option plan, adopted by shareholders at the 1999 annual meeting, to attract, retain, and motivate key officers of the Company and the Bank by providing them with a stake in the success of the Company as measured by the value of its shares.

         The 1998 Stock Option Plan (the "Option Plan") is administered by a committee (the "Committee"), appointed by the Board of Directors of the Company, consisting of not less than two (2) members of the Board and up to three (3) additional members, who may be members of the Board of Directors, members of the Bank's Board of Directors, or non-director officers of the Company or the Bank. Members of the Committee may be Employee Directors or Non-Employee Directors, and serve at the pleasure of the Board of Directors. In the absence at any time of a duly appointed Committee, the Option Plan will be administered by the full Board of Directors.

         The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected key employees of the Bank, the Company, and their affiliates with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and key employees of the Company, the Bank and any affiliate to promote the success of the business as measured by the value of its shares, and to increase the commonality of interests among directors, key employees and other shareholders.

         Under the Option Plan, 433,125 shares of common stock (as adjusted for the 25% stock split in the form of a dividend paid on March 31, 2000 and the 40% stock split in the form of a dividend paid on June 15, 2001), may be issued upon the exercise of "Options" granted under the Option Plan. At the Meeting, shareholders are being asked to increase the aggregate number of shares which may issued upon the exercise of Options by 145,900 to 579,025.

         Under the Option Plan, the Committee may grant incentive stock options ("ISOs") or non-incentive stock options ("Non-ISOs") to such key employees as the Committee may designate, and may grants warrants ("Warrants") and other Non-ISOs to directors of the Company, the Bank and their affiliates. ISOs, Non-ISOs and Warrants are collectively referred to as "Options." In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust both the number and kind of shares of stock as to which Options may be awarded under the Option Plan, the affected terms of all outstanding Options, and the aggregate number of shares of Common Stock remaining available for grant under the Option Plan. If any Option expires, becomes unexercisable or is forfeited for any reason without having been exercised or becoming vested in full, the shares of Common Stock subject to such Options will be available for the grant of additional Options unless the Option Plan has expired or otherwise been terminated.

         The exercise price of Options may not be less than 100% of the fair market value of the Common Stock on the date of grant. In the case of an optionee who owns more than 10% of the outstanding Common Stock on the date of grant, such option price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options will be treated as Non-ISOs, and not as ISOs. A Participant may, under the 1998 Option Plan, receive additional options notwithstanding the earlier grant of options and regardless of their having been exercised, expired, or surrendered.

         The Option Plan has a term of 10 years from December 9, 1998, its effective date, after which date no Options may be granted. The maximum term for an Option is 10 years from its date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant.

         As of December 31, 2001, the Company had Options for the purchase of 429,362 shares of Common Stock issued and outstanding under the Option Plan. Options to purchase 19,000 shares of Common Stock have also been granted to six executive officers of the Company, contingent on the approval by shareholders, at the Annual Meeting, of the proposed amendment to the Option Plan. Without giving effect to the contingent grants, as of December 31, 2001, Options to acquire 3,763 shares of Common Stock remained available for to issuance pursuant to the Option Plan. Subsequent to December 31, 2001, Options to purchase an aggregate of 75 shares, 15 at an exercise price of $12.00 per share, 30 at an exercise price of $13.15 per share and 30 at an exercise price of $15.75 per share, were granted to one non-employee director of the Bank. As of the date hereof, options to acquire 2,688 shares of Common Stock remain available for issuance pursuant to the Option Plan.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is certain information regarding persons who are executive officers of the Company or the Bank. For information regarding Mr. Ward, please see "Nominees For Election as Director" at page 6. For information for Mr. Murphy, please see "Election of Directors of the Bank" at page 7. Except as otherwise indicated, the occupation listed has been such person's principal occupation for at least the last five years.

         Susan G. Riel. Ms. Riel, 52, Senior Vice President - Senior Operations Officer of the Bank, previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. Ms. Riel has over 24 years of experience in the commercial banking industry.

         Wilmer L. Tinley, Jr. Mr. Tinley, 63, Senior Vice President and Chief Financial Officer of the Company and the Bank since June 1998, operated his own tax, accounting and business services company from 1992 through 1998. Prior to that time, he served as the President and Chief Executive Officer of Montgomery National Bank (later Allegiance) from its organization in 1987 until 1992.

         Martha Foulon-Tonat. Ms. Tonat, 46, Senior Vice President and Chief Lending Officer of the Bank, served at Allegiance Bank from January 1990 to December 1997. Her duties included being Senior Vice President and Chief Lending Officer. Prior to her service at Allegiance Bank Ms. Tonat served at various commercial banks in the area. She has over 20 years experience in the commercial banking industry.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with some of its and the Company's directors, officers, and employees and their associates. In the past, substantially all of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         The maximum aggregate amount of loans (including lines of credit) to officers, directors and affiliates of the Company at December 31, 2001 amounted to $4,431,078, representing approximately 25% of the Company's total shareholders' equity at December 31, 2001. In the opinion of the Board of Directors, the terms of these loans are no less favorable to the Bank than terms of the loans from the Bank to unaffiliated parties. On December 31, 2001, $2,371,916 of loans were outstanding to individuals who, during 2001, were officers, directors or affiliates of the Company. At the time each loan was made, management believed that the loan involved no more than the normal risk of collectibility and did not present other unfavorable features. None of such loans were classified as Substandard, Doubtful or Loss.

                          AMENDMENT OF THE OPTION PLAN

         At the Annual Meeting, the shareholders are being asked to approve an amendment to the Company's Option Plan in order increase the number of shares of Common Stock reserved for issuance under the plan, and the number of shares of Common Stock for which options may be granted, by 145,900 to an aggregate of 579,025.

         The purpose of the Option Plan is to advance the interests of the Company by providing selected key employees and the directors of the Company and its subsidiaries with the opportunity to acquire shares of Common Stock. By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key employees and directors of the Company to promote the success of the business, as measured by the value of its shares, and to increase the commonality of interests among key employees, directors and other shareholders.

         The principal features of the 1998 Option Plan are described above under the caption "Executive Compensation - Employee Benefit Plans - Stock Option Plan." Except as proposed to be amended hereby, the provisions of the 1998 Option Plan as currently in effect will continue in full force and effect.

REASONS FOR THE AMENDMENT

         Since adoption of the Option Plan, awards for an aggregate of 429,362 shares have been granted to directors, officers and employees of the Company and the Bank or reserved for future issuance in accordance with the terms of outstanding awards. Options to purchase 19,000 shares of Common Stock, have also been granted to executive officers of the Company, contingent on the approval by shareholders, at the Annual Meeting, of the proposed amendment to the Option Plan, as set forth in the following table. The exercise price per share of contingent options granted to the executive officers is $10.05, except for those granted to Mr. Paul. Installments of Mr. Paul's options are priced at the last trade price for each calendar month. Options which have been earned through April 1, 2002 are as follows: 333 at $12.00; 333 at $13.15 and 334 at $15.75 per share.

                                                          Number of
                                                      Contingent Option
     Name                                                  Shares
     ---------------------------------------------   -------------------
     Ronald D. Paul                                          4,000
     H.L. Ward                                               4,000
     Thomas D. Murphy                                        3,500
     Susan G. Riel                                           2,500
     Martha Foulon-Tonat                                     2,500
                                                     -------------------
     All executive officers as a group (6 persons)          19,000


Without giving effect to the contingent grants only 2,688 shares remain available for issuance under the Option Plan. The Board of Directors feels that this number of shares is inadequate to permit the Company to appropriately compensate employees, officers and directors in coming years.

         The Board of Directors believes that the availability of a stock based compensation program intended to provide directors, officers and key employees with at least a moderate portion of their overall compensation package, and that will enable them to participate in the growth and prosperity of the Company as reflected in the stock price, is necessary in order to attract and retain high caliber directors, officers and employees in key positions. The Board of Directors also believes that such a plan is necessary to align the interests of such persons with the interests of the

Company's stockholders, which will increase their incentive to improve the Company's performance. As such, the Board of Directors believes that the authorization of additional shares for issuance under the Option Plan is necessary in order to permit the Company's continued growth and profitability.

         If the amendment to the Option Plan is approved, the total number of shares subject to issuance under outstanding and future awards pursuant to the Option Plan will be 579,025, or 20.00% of the outstanding Common Stock, and 16.67% of the Common Stock assuming the exercise of all Options.

         Certain Federal Income Tax Consequences of the Stock Option Plan. A recipient recognizes no taxable income at the time an Option is granted under the Option Plan. With regard to Non-ISO's and Warrants, ordinary income is recognized by the recipient at the time of his or her exercise of an Option. The amount of income equals the difference between the exercise price and the fair market value of the shares on the date of exercise. Tax withholding is required on such income. When a recipient disposes of shares acquired upon exercise of the Option, any amount received in excess of the fair market value of the shares on the date of exercise is treated as long or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long or short-term capital loss, depending upon the holding period of the shares.

         With regard to ISO's, no income is recognized by a recipient upon exercise. However, the excess of the fair market value of the shares received on exercise over the exercise price is an adjustment to the recipient's taxable income for purposes of computing the recipient's alternative minimum taxable income. Assuming compliance with applicable holding period requirements for ISO's, a recipient realizes long-term capital gain or loss when he disposes of his shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If the recipient disposes of shares acquired by the exercise of the Option before the expiration of at least one year from the date of exercise and two years from the date of grant of the Option, any amount realized from such disqualifying disposition is taxable as ordinary income in the year of disposition to the extent that the lesser of (i) fair market value on the date the Option was exercised or (ii) the amount realized upon such disposition, exceeds the exercise price. Any amount realized in excess of fair market value on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss is treated as long or short-term capital loss, depending upon the holding period of the shares.

         No deduction is allowed to the Company for federal income tax purposes at the time of grant of a Non-ISO or Warrant or at the time of grant or exercise of an ISO. The Company is entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient is considered to have recognized ordinary income in connection with the exercise of a Non-ISO or Warrant. In the event of a disqualifying disposition of shares received upon exercise of an ISO, the Company is entitled to a deduction for the amount taxable to the recipient as ordinary income.

         Vote Required and Recommendation of the Board of Directors. The affirmative vote of a majority of the votes cast at the Meeting on the proposal to amend the Option Plan is required for the approval of the amendment to the Option Plan. The Board of Directors recommends that shareholders vote FOR the approval of the amendment.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Stegman and Company, independent public accountants, to audit the Company's financial statements for the fiscal year ending December 31, 2002. Stegman and Company has audited the financial statements of the Company since its organization. Representatives of Stegman and Company are expected to be present at the Annual Meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

FEES PAID TO INDEPENDENT ACCOUNTING FIRM

         Audit fees.

         The aggregate amount of fees billed by Stegman and Company for services provided in connection with the audit of the Company's financial statements for the year ended December 31, 2001, and for review of the financial statements included in the Company' quarterly reports on Form 10-QSB filed during 2001 was $32,500.

         All Other Fees.

         The aggregate amount of fees billed for all other professional services provided by Stegman and Company during the year ended December 31, 2001 was $4,250. None of such amount was for services relating to the design or implementation of the Company's financial information systems.

                            FORM 10-KSB ANNUAL REPORT

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD ENTITLED TO VOTE AT THE ANNUAL MEETING OR ANY BENEFICIAL OWNER OF COMMON STOCK SOLICITED HEREBY, A COPY OF ITS 2001 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON THE WRITTEN REQUEST OF SUCH SHAREHOLDER. REQUESTS SHOULD BE DIRECTED TO MICHELE MIDLO, CORPORATE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICES, 7815 WOODMONT AVENUE, BETHESDA, MARYLAND 20814.

                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholders, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a), except that each of Mr. Ward, Mr. Murphy, Ms. Riel, Mr. Tinley and Ms. Tonat failed to file a timely Form 4 with respect to the grant of options which are contingent upon the approval by shareholders of the proposed amendment to the Option Plan.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware of any other matters to be presented for action by shareholders at the Meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         All proposals or nominations for election as directors by shareholders, to be presented for consideration at the next annual meeting and to be included in the Company's proxy materials must be received by the Company no later than December 10, 2002. Shareholder proposals for nominations for election as director which shareholders do not wish to include in the Company's proxy materials must be received by the Company no later than January 10, 2003. In order to be eligible for consideration at the next annual meeting of shareholders, the Company must receive notice of shareholder proposals for business other than the election of directors to be conducted at the annual meeting which are not proposed to be included in the Company's proxy materials not less than thirty and not more than ninety days before the date of the annual meeting, or if less than forty five days notice of the meeting is given, by the earlier of two days before the meeting and fifteen days after the notice of the meeting is mailed.

                                 PRIVACY POLICY

         In connection with the solicitation of proxies for the Meeting, the Company is requesting that you provide it with your email address, so that we may keep you informed about shareholder developments, and about product and service offerings from EagleBank which we think may be of interest to you. Your privacy and the confidentiality of information you provide to us are very important. We assure you that your information will not be used for any other purpose, and will be held consistently with EagleBank's privacy policy, which is excerpted below.

         Excerpt from Privacy Policy. At EagleBank, our goal is to provide the highest quality banking products and service possible. Your privacy and the confidentiality of information you provide to us are very important. In delivering our products and service we respect your privacy and are committed to treating your records responsibly whether you remain a customer or decide to move your banking relationship.

         We collect, retain and use information about you in order to provide basic banking functions. We use information to administer your records, accounts and funds; to comply with certain laws and regulations; to help design or improve our products and services; and to understand your financial needs so that we can provide you with quality products and superior service. We may share information with other companies in the normal course of business, including suppliers of products or services contracted by us, consumer reporting and governmental agencies (as is customary or legally required) and, of course, at your request.

         All of our operational and data processing systems are maintained in a secure environment with our third party processor. Our agreement with them, as it is with all third party vendors, is that they abide by privacy principles similar to those adopted by EagleBank. EagleBank currently does not, nor does it plan to, share your personal information about you with any third parties other than those who assist us in providing our products and services to you. Should our policy change we will give you the opportunity to prevent any disclosure or to "opt-out."

         Currently our Web site does not collect any personal information from our customers or visitors to our site. If you bank online with us we use the information you supply only to enable us and our third party vendor to provide the transactions you request.

         Our Privacy Policy serves as the standard for all EagleBank employees for collection, use, retention and security of customer information. Every EagleBank employee is required to follow our "Code of Conduct" which states that all customer information is considered private and privileged and is to be used solely for the purpose of providing you with the finest service possible. Employee access to customer information is limited to those with a business reason to know such information. Employees are trained on the importance of maintaining the confidentiality of customer information.

         EagleBank has established procedures to ensure that your financial information is accurate, current and complete. We also promise to respond to requests to correct inaccurate information. Customers who have questions about these Privacy Principles or have a question about the privacy of their customer information should write our Privacy Manager, Thomas D. Murphy, Executive Vice President & COO, EagleBank 7815 Woodmont Avenue, Bethesda, Maryland 20814. Please feel free to call (301) 347-3737 or e-mail tmurphy@eaglebankmd.com

                                           By Order of the Board of Directors



                                           Michele Midlo, Corporate Secretary


April 10, 2002

                                 REVOCABLE PROXY
                               EAGLE BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby makes, constitutes and appoints Arthur H. Blitz and Phyllis D. Thompson, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Eagle Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to be held on May 21, 2002 and at any adjournment or postponement thereof.

ELECTION OF DIRECTORS

         |_| FOR all nominees listed below (except as noted to the contrary below)

         |_|      WITHHOLD AUTHORITY to vote for all nominees listed below

         Nominees:      Leonard L. Abel, Dudley C. Dworken, Eugene F. Ford,
                        Sr., Ronald D. Paul, H.L. Ward

         (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

         -----------------------------------------------------------------------

AMENDMENT OF THE COMPANY'S 1998 STOCK OPTION PLAN

         |_|     FOR      |_|      AGAINST |_|      ABSTAIN    the proposal to
                 approve the amendment to the Company's  1998 Stock Option Plan.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         |_|     FOR      |_|      AGAINST |_|      ABSTAIN    the proposal to
                 ratify the appointment of Stegman and Company.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above, FOR the proposal to approve the amendment to the Company's 1998 Stock Option Plan and FOR the proposal to ratify Stegman and Company as the Company's auditors. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Meeting or any adjournment or postponement of the Meeting.


Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.

                                         ---------------------------------------
                                         Signature of Shareholder

                                         ---------------------------------------
                                         Signature of Shareholder

                                         Dated:                          , 2002
                                               --------------------------

                                         ---------------------------------------
                                         *Email Address:

* Please see Page 17 of the Proxy Statement for the EagleBank Privacy Policy.



     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLYIN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

         [_] PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.